Provisions, Trade and Other Payables	12 Months Ended
Dec. 31, 2025
Provisions, Trade and Other Payables [Abstract]
Provisions, Trade and Other Payables	Note 20
Provisions, Trade and Other Payables

EUR'000	2025	2024	2023
Trade and other payables:
Trade payables	22,388	11,577	8,399
Other payables	75,820	32,018	24,237
Total trade and other payables	98,208	43,595	32,636
The increase in other payables is attributable to year-end activity and the timing of payment processing.

EUR'000	2025	2024	2023
Provisions at 1 January:	841	6,899	—
Acquisition of businesses	—	—	6,987
Additions during the year	—	—	—
Utilised during the year	(421)	(4,570)	—
Reversed during the year	(420)	(1,576)	—
Exchange differences	—	88	(88)
Total provisions at 31 December	—	841	6,899
Current	—	841	2,086
Non-current	—	—	4,813
The provisions relate to an onerous contract and were released in 2025 following the settlement of the related obligations. For further information, please refer to Note 4.
Accounting policies
Trade and other payables represent liabilities for goods and services provided to the Group before the end of the financial year, that remain unpaid. They are classified as current liabilities if payment is due within one year or less (within the normal operating cycle of the business, if longer). Otherwise, they are presented as non-current liabilities. Trade and other payables are initially recognised at fair value, and subsequently carried at amortised cost, using the effective interest method.
A provision is recognised for certain contracts with customers where the unavoidable costs of meeting the performance obligations exceed the economic benefits expected to be received. These costs are expected to be incurred in the following financial year.